Scheduled Maturities of Long-Term Debt (Detail) In Millions, unless otherwise specified	Sep. 30, 2014 USD ($)		Sep. 30, 2014 INR
Due in the twelve months ending September 30:
2015	$ 436.9		27,054.1
2016	681.4		42,190.0
2017	2,036.4		126,091.3
2018	781.4		48,384.1
2019	305.2		18,898.0
Thereafter	2,286.9	[1]	141,603.9	[1]
Total	$ 6,528.2		404,221.4

[1]	The scheduled maturities of long-term debt do not include perpetual bonds of Rs. 2.0 billion.